SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               DATALINK.NET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee
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          statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          4)   Date Filed:

                               DATALINK.NET, INC.
                        1735 Technology Drive, Suite 790
                           San Jose, California 95110
                                 (408) 367-1700

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 11, 2001


To the Shareholders of Datalink.Net, Inc.:

   You are cordially invited to attend the Special Meeting of Shareholders of Datalink.net, Inc., a Nevada corporation. We will be holding the Special Meeting at the Company's offices at 1735 Technology Drive, Suite 790, San Jose, California 95110, on Thursday, January 11, 2001, at 2:00 p.m., Pacific Time.

   At the Special Meeting, we will ask you to:

   1. Approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Semotus Solutions, Inc."

   2. Approve an amendment to the Company's Employee Stock Option Plan to increase the number of shares of Common Stock issuable upon the exercise of options granted under the Plan from 2,500,000 shares to 3,500,000.

   3. Transact such other business as may properly come before the meeting or any adjournment thereof.

   Enclosed with this letter is a Proxy Statement, a proxy card and a return envelope.

   Only holders of the $.01 par value Common Stock of the Company of record at the close of business on December 5, 2000 are entitled to notice of and to vote at the Special Meeting. The proxies are being solicited by the Board of Directors of the Corporation.

   Your vote is very important to us. All shareholders, whether or not you expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. If you attend the meeting, you may vote in person, even though you have previously returned your proxy.

                                         By Order of the Board of Directors

                                         /s/ Anthony N. Lapine

                                         Anthony N. Lapine, President

San Jose,
California December 8, 2000

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

General Information..................................................       1
Information About the 2000 Special Meeting and Voting................       1
Proposals to be Presented at the Special Meeting
    Proposal 1: Approve Amendment to Articles of Incorporation.......       3
    Proposal 2: Approve Amendment to 1996 Stock Option Plan..........       3
Security Ownership of Certain Beneficial Owners and Management.......       4
Directors and Executive Officers.....................................       6
Executive Compensation...............................................       6
Certain Relationships and Related Transactions.......................       8
Shareholder Proposals................................................       9

                               DATALINK.NET, INC.
                        1735 Technology Drive, Suite 790
                           San Jose, California 95110
                                 (408) 367-1700

                                  -----------
                                 PROXY STATEMENT
                                  -----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 11, 2001


                               GENERAL INFORMATION

   This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the Special Meeting of Datalink.net, Inc. ("Datalink.net" or the "Company"). The Special Meeting will be held on January 11, 2001 at 2:00 p.m., Pacific Time, at the Company's offices at 1735 Technology Drive, Suite 790, San Jose, California 95110.

   This Proxy Statement provides detailed information about the Annual Meeting, the proposals you will be asked to vote on at the Annual Meeting, and other relevant information. The Board of Directors of Datalink.net is soliciting these proxies.

   At the Special Meeting, you will be asked to vote on the following proposals:

   1. Approve an amendment to the Company's Articles of Incorporation.

   2. Approve an amendment to the Company's 1996 Stock Option Plan.

   3. Such other matters as may properly come before the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THESE PROPOSALS.

   On December 11, 2000, we began mailing information to people who, according to our records, owned shares of common stock in Datalink.net as of the close of business on December 5, 2000.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

The Special Meeting

   The Special Meeting will be held at the Company's offices at 1735 Technology Drive, Suite 790, San Jose, California 95110, on Thursday, January 11, 2001, at 2:00 p.m., Pacific Time.

This Proxy Solicitation

   We are sending you this proxy statement because Datalink.net's Board of Directors is seeking a proxy to vote your shares at the Special Meeting. This proxy statement is intended to assist you in deciding how to vote your shares. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed on or about December 11, 2000 to the Company's shareholders who, according to our stockholder records, owned shares at the close of business on December 5, 2000.

   Datalink.net is paying the cost of requesting these proxies. Datalink.net's directors, officers and employees may request proxies in person or by telephone, mail, telecopy or letter. Datalink.net will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of our shares.

Voting Your Shares

   You may vote your shares at the Special Meeting either in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Special Meeting. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us by the Special Meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the Special Meeting in accordance with the instructions you give on the proxy card.

   If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on all proposals.

   IF YOU DECIDE TO VOTE BY PROXY, YOUR PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE SPECIAL MEETING SCHEDULED TO BE HELD ON January 11, 2001.

   For the proposals, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN" as to any proposal, it has the same effect as a vote "AGAINST" that proposal.

   Failure to return a proxy card or vote in person will not affect the outcome of the proposals as long as a quorum is achieved. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Company's nominees to the Board, and "FOR" all other items described in this proxy statement and in the discretion of the proxy holders on any other matters that properly come before the meeting).

   We have described in this proxy statement all the proposals that we expect will be made at the Special Meeting. If we or a stockholder properly present any other proposal to the meeting, we will use your proxy to vote your shares on the proposal in our best judgment.

Revoking Your Proxy

   If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in one of three ways:

   o You may notify the Secretary of Datalink.net in writing that you wish to revoke your proxy at the following address: Datalink.net, Inc., 1735 Technology Drive, Suite 790, San Jose, California 95110, Attention: Tali Durant, Secretary. We must receive your notice before the time of the Special Meeting.

   o  You may submit a proxy dated later than your original proxy.

   o You may attend the Special Meeting and vote. Merely attending the Special Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

Vote Required by Approval

   Shares Entitled to Vote. On December 5, 2000, 15,______ shares of Common Stock were issued and outstanding, each of which is entitled to one vote on each of the proposals.

   Quorum. The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares present in person or represented by proxy and entitled to be voted. A quorum will be present if ____________ votes are represented at the Annual Meeting, either in person (by the stockholders) or by proxy. If a quorum is not present, a vote cannot occur. Both abstentions and broker non-votes are counted as present for the purposes of determining the presence of a quorum.

   Votes Required. All proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the shareowner of record with voting instructions, your shares may constitute broker non-votes. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal and will not be considered votes cast for the foregoing purposes. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

                                  PROPOSAL 1:

         AMENDMENT TO ARTICLES OF INCORPORATION CONCERNING NAME CHANGE

   The Board of Directors has approved an amendment to the Articles of Incorporation to change the name of the Company to "Semotus Solutions, Inc." The new name is being proposed to better reflect the Company's enterprise strategy to emphasize its end-to-end solutions being offered to a broad range of businesses. Additionally, the new name eliminates any confusion that has existed regarding the Datalink name. There has been some confusion between us and other companies also using the Datalink name that are not related to us and operate in an entirely different business segment. Finally, the name change creates the opportunity to generate a stronger company identity and branding power. Beginning in January of 2001, the Company would like to begin doing business under the "Semotus Solutions, Inc." name.

Board Recommendation

   The Board of Directors unanimously recommends a vote "FOR" approval of the amendment to the Articles of Incorporation.

                                  PROPOSAL 2:

                APPROVE AMENDMENT TO THE 1996 STOCK OPTION PLAN

Description of the Plan

   In June 1996, the Company adopted the 1996 Stock Option Incentive Plan (the "Plan"). The "Plan" provides for the granting of stock options to acquire common stock and/or the granting of stock appreciation rights to obtain, in cash or shares of common stock, the benefit of the appreciation of the value of shares of common stock after the grant date. The Company is currently authorized to issue up to 2,500,000 shares of common stock under the Plan, and intends to seek Shareholder approval to issue additional shares. The Plan expires ten years after its adoption.

   Under the Plan, the Board of Directors may grant incentive stock options to purchase shares of the Company's common stock only to employees, directors, officers, consultants and advisers of the Company. The Board of Directors may grant options to purchase shares of the Company's common stock at prices not less than fair market value, as defined under the Plan, at the date of grant for incentive stock options. The Board of Directors also has the authority to set exercise dates (no longer than ten years from the date of grant), payment terms and other provisions for each grant. In addition, incentive options may be granted to persons owning more than 10% of the voting power of all classes of stock, at a price no lower than 110% of the fair market value at the date of grant, as determined by the Board of Directors. Options granted under the Plan generally vest over four years at a rate of 25% after year one and then equally on a monthly basis over the next three years from the date of grant. As of December 1, 2000, no stock appreciation rights have been granted under the Plan.

   The Company's Board of Directors granted a total of 1,556,456 options to a total of 57 employees, directors and consultants during the fiscal year period ended March 31, 2000. As of December 1, 2000, the Board of Directors granted a total of 2,481,977 options to a total of 90 employees, directors and consultants, which does not exceed the grants currently authorized by the Shareholders. As of December 1, 2000, options to purchase 337,154 shares of Common Stock have been exercised.

Amendment

   On November 20, 2000 the Board of Directors voted, subject to shareholder approval, to increase the number of shares of Common Stock subject to options under the 1996 Plan from 2,500,000 to 3,500,000. The Board of Directors believes that the proposed increase is necessary in order for the Company to have sufficient flexibility to provide the amounts and types of incentives to its current and future officers, employees, directors and consultants which are deemed necessary to encourage the Company's success.

   As of December 1, 2000, stock options to purchase up to 2,481,977 shares of Common Stock were granted under the 1996 Plan, none of which are contingent upon Shareholder approval. Under the plan as proposed to be amended, there are a total of 1,018,023 stock options available to be granted. However, no determination has been made related to these grants.

   Option Grants. The following table sets forth certain information concerning the number and value of the total number of current outstanding stock options made under the Company's 1996 Stock Option Plan to each of the Named Executive Officers, Executive Officers as a group, Non-Executive Directors as a group, and Non-Executive Officer Employees as a group. As of December 1, 2000, no stock appreciation rights have been granted to these individuals.

                            1996 Stock Option Table

                                             Number of
                                             Securities
                                             Underlying
                                               Options        Exercise     Expiration
Name and Position                           Granted(#)(*)   Price ($/SH)       Date       Value($)(**)
-----------------                           -------------   ------------   ----------     ------------

Anthony LaPine; CEO, ....................      370,000(1)       $3.85        01/12/10       $ 55,500
  President and Chairman of the Board          140,000(2)       $1.72        09/17/06       $319,200

Charles K. Dargan, Director..............       20,000(2)       $1.25        04/01/04       $ 55,000
  and Exececutive Vice President of             20,000(2)       $6.50        01/24/05            -0-
  Administration                               140,000(3)       $5.44        10/19/10            -0-

William Mahan; CFO ......................       77,500(4)       $0.50        10/05/08       $271,250

Stas Wolk; COO ..........................      160,000(3)       $5.44        10/19/10            -0-

Valerie Goodwin; VP Sales ...............       70,000(3)       $5.44        10/19/10            -0-

Executive Group .........................    1,471,666(5)         N/A(5)          N/A       $990,730

Non-Executive Director Group ............       50,000(6)         N/A(6)          N/A       $ 20,000

Non-Executive Officer ...................      960,311(7)       $3.44(7)          N/A       $540,790
  Employees Group

---------------

* Options expire 90 days after the termination of employment of the option holder.

** The Dollar Value of these options to purchase Datalink.net common stock represents the difference between the exercise price of the options and $4.00 which was the last reported sale price of Datalink.net common stock on November 29, 2000.

(1) One-third of the options become exercisable beginning January 12, 2001. Thereafter, the remaining two-thirds of the options become exercisable monthly in equal increments over a two-year period.

(2)  The options are immediately exercisable in their entirety.

(3) One-fourth of the options become exercisable beginning October 19, 2001. Thereafter, the remaining three-fourths of the options become exercisable monthly in equal increments over a three-year period.

(4)  2,500 options become exercisable monthly until October, 2002.

(5) Includes the options to purchase Datalink.net common stock listed above (Mssrs. LaPine, Dargan, Mahan, Wolk, Goodwin), and options to purchase Datalink.net common stock granted to other executive officers, including:
     Pamela LaPine, who was granted 50,000 options at $2.20 per share which are currently exercisable, 50,000 options at $3.85 per share of which one-third vest on January 12, 2001 and the remaining two-thirds become exercisable monthly in equal installments over a two-year period thereafter, and 50,000 options at $5.44 per share, one-quarter of which become exercisable on October 19, 2001, and the remaining three-fourths of the options become exercisable monthly in equal increments over a three-year period; Tali Durant, who was granted 20,000 options at $1.47 of which 5,000 have been exercised and the remaining 15,000 are outstanding, of which 833 become exercisable monthly until August 13, 2001, 10,000 options at $3.34 per share of which one-fourth became exercisable on December 15, 2000 and the remaining three-fourths become exercisable monthly in equal installments over a three-year period thereafter, and 20,000 options at $8.31 per share of which one-fourth became exercisable on May 31, 2001 and the remaining three-fourths become exercisable monthly in equal installments over a three-year period thereafter, and 25,000 options at $5.44 of which one-fourth became exercisable on October 19, 2001 and the remaining three-fourths become exercisable monthly in equal installments over a three-year period thereafter; Cornel Fota, who was granted (i) 8,000 options at $0.56 of which 3,832 have been exercised and 4,168 are still outstanding, of which 167 become exercisable monthly until October 30, 2002, and (ii) 6,000 options at $1.29 per share of which 5,914 have been exercised and 86 are currently outstanding and exercisable, and (iii) 2,000 options at $1.29 of which 172 have been exercised and 1,828 are currently outstanding, of which 42 become exercisable monthly until October 1, 2001, and (iv) 4,000 options at $1.29 per share, of which 2,082 have been exercised and 1,918 are currently outstanding of which 84 become exercisable monthly until February 10, 2002, and (v) 10,000 options at $2.06 of which one-fourth became exercisable on July 1, 2000 and the remaining three-fourths become exercisable monthly in equal installments over a three-year period thereafter, and (vi) 20,000 options at $1.47, of which one-fourth became exercisable on November 17, 2000 and the remaining three-fourths become exercisable monthly in equal installments over a three-year period thereafter, and (vii) 50,000 options at $3.34 of which one-fourth become exercisable on December 15, 2000 and the remaining three-fourths become exercisable monthly in equal installments over a three-year period thereafter, and (viii) 40,000 options at $5.25 of which one-fourth became exercisable on October 25, 2001 and the remaining three-fourths become exercisable monthly in equal installments over a three-year period thereafter; Eric Fernwood, who was granted 126,000 options at $13.75 per share, of which one-fourth vest beginning May 15, 2001, and the remaining three-fourths become exercisable monthly in equal increments over a three-year period.

(6) Includes options to purchase common stock of Datalink.net granted to the non-executive directors, Jason Pavona and Fred Hoar. Jason Pavona has been issued 40,000 options to purchase common stock of Datalink.net at $3.50 per share, 20,000 of which are currently exercisable and 20,000 of which one-twelfth of the options became exercisable on February 12, 2000. Thereafter, one-twelfth of the options become exercisable monthly over a one-year period. Fred Hoar was granted 10,000 options to purchase common stock of Datalink.net at $8.50 per share. One-third of the options become exercisable beginning May 31, 2001. Thereafter, the remaining two-thirds of the options become exercisable monthly in equal increments over a two-year period.

(7) Represents options to purchase common stock of Datalink.net granted to all non-executive officer employees, with a weighted average exercise price of $3.44, vesting over a four year period and expiring after ten years from the date of the grant.

Board Recommendation

     The Board of Directors unanimously recommends a vote "FOR" approval of the amendment to the 1996 Plan.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                             EXECUTIVE COMPENSATION

     The information in this Executive Compensation Section for the last three fiscal years is the same as in the previous Proxy Statement filed on July 13, 2000. More current information relating to stock options is located in the 1996 Stock Option table above.

     Summary Compensation. The following table presents the compensation for the Company's President and each Executive Officer who received compensation that exceeded $100,000 for the fiscal years ended March 31 1998, 1999, and 2000.

                           Summary Compensation Table

                                                                                                Long-Term Compensation
                                                                                    -----------------------------------------------
                                               Annual Compensation                           Awards                    Payouts
                                   -------------------------------------------      -------------------------     -----------------
                                                                                                   Securities
                                                                        Other                      Underlying                 All
                                                                        Annual      Restricted      Options/                 Other
                                                                        Compen-       Stock           SARs         LTIP     Compen-
Name and Principal Position        Year       Salary      Bonus         sation       Award(s)       (Number)      Payouts   sation
---------------------------        ----       ------     -------       ----------   ----------    ------------    -------   -------

Anthony LaPine, ................   2000      $240,000       -0-         11,000(1)      -0-        1,210,000(2)      -0-       -0-
  CEO and Chairman                 1999      $140,000       -0-         11,000(1)      -0-        1,210,000(2)      -0-       -0-
  of the Board                     1998      $140,000       -0-         11,000(1)      -0-          400,000(2)      -0-       -0-

Nicholas Miller, ...............   2000           -0-       -0-            -0-         -0-          100,000(3)      -0-       -0-
                                   1999           -0-       -0-            -0-         -0-          100,000(3)      -0-       -0-
                                   1998      $135,000       -0-          9,000(1)      -0-          400,000(3)      -0-       -0-

William Mahan, .................   2000      $135,000       -0-          6,000(1)      -0-           77,500(4)      -0-       -0-
  Chief Financial Officer

Charles Dargan, ................   2000      $155,000   $25,000(5)         -0-         -0-          220,000(6)      -0-       -0-
  Executive Vice President
  of Operations, and Director

---------------

(1)  Represents car allowances.

(2) For year 1999 and 2000: Represents warrants to purchase 400,000 shares of the Company's common stock at $1.875 per share which vest over a three-year period and warrants to purchase 300,00 shares of the Company's common stock at $2.375 per share that are immediately exercisable and 140,000 options to purchase the Company's common stock at $1.72 which are immediately exercisable, and options to purchase 370,000 shares of the Company's common stock at $3.85 per share which vest over a three year period.

     For year 1998: Represents 400,000 warrants to purchase shares of the Company's common stock at 1.875 per share which vest over a three-year period.

(3) For year 1998: Represents warrants to purchase 100,000 shares of the Company's common stock at $1.875 per share which vest over a three year period and options to purchase 300,000 shares of the Company's common stock as $2.20 which are immediately exercisable.

     For year 1999: Represents warrants to purchase 100,000 shares of the Company's common stock at $1.875 per share which vest over a three year period.

(4) Represents stock options to purchase 77,500 shares of the Company's Common Stock at $.50 which vest over a four year period.

(5)  Represents a moving expenses allowance.

(6) Represents 20,000 options at $6.50 per share that vest immediately, 20,000 options to purchase Common Stock at $1.25 per share that immediately vest, and 180,000 options to purchase the Company's common stock at $11.83, of which 140,000 vest over a four year period and 40,000 vest based upon a performance plan.

   Option Grants. The following table sets forth certain information concerning individual grants of stock options made to each of the Executive Officers named above during the fiscal year ended March 31, 2000. No stock appreciation rights were granted to these individuals during the year.


                                      Individual Grants
                      ------------------------------------------------------
                       Number of     % of Total
                       Securities      Options
                       Underlying     Granted to
                        Options      Employees in    Exercise     Expiration
Name                  Granted(#)(*)   Fiscal Year   Price($/SH)      Date
----                  -------------  ------------   -----------   ----------

Anthony LaPine         370,000(1)         24%         $ 3.85       01/12/10

Charles K. Dargan       20,000(2)          1%         $ 6.50       01/24/05

                       140,000(3)          9%         $11.83       02/24/10
---------------

* Options expire 90 days after the termination of employment of the option holder.

(1) One-third of the options become exercisable beginning January 12, 2001. Thereafter, the remaining two-thirds of the options become exercisable monthly in equal increments over a two-year period thereafter. These options are not contingent upon Shareholder approval.

(2)  The options are immediately exercisable in there entirety.

(3) One-fourth of the options become exercisable beginning February 24, 2001. Thereafter, the remaining three-fourths of the options become exercisable monthly in equal increments over a three-year period. These options are not contingent upon Shareholder approval.

   Aggregate Option Exercises. The following table sets forth certain information concerning individual exercises of stock options of the Executive Officers named above during the fiscal year ended March 31, 2000.

                Aggregated Option Exercises In Last Fiscal Year
                            and FY-End Option Values

                                                                Securities Underlying
                                        Shares                       Unexercised
                                       Acquired                  Options at FY-End           Value of Unexercised-in-the
                                          on          Value         Exercisable/               Money Options at FY-End
Name                                  Exercise(#)   Realized       Unexercisable              Exercisable/Unexercisable
----                                  -----------  ----------   ---------------------        ----------------------------

Anthony N. LaPine................          -0-           -0-      706,666 / 503,334            $21,046,947 / $14,351,653

Nicholas Miller..................       66,666     $1,997,647         -0- /  33,334                   -0-  / $   998,853

Charles K. Dargan................          -0-            -0-      40,000 / 140,000            $ 1,118,600 / $ 2,801,400

William A. Mahan.................       42,500      $ 298,875         -0- /  77,500                    -0- / $ 2,428,850

---------------

(1) Options were "in the money" because the closing price of Datalink.net's common stock on March 31, 2000 exceeded the exercise price of the options. The value of unexercised options represents the difference between the exercise price of net options and $31.84 which was the last reported sale price of Datalink.net common stock on March 31, 2000.

                             DIRECTOR COMPENSATION

   Except for reimbursement for reasonable travel expenses relating to attendance at board meetings and discretionary grants of stock options, directors are not compensated for their services as directors. Directors who are employees are eligible to participate in our equity incentive plan.

   The following table identifies options that we have granted to non-employee directors since January 1, 1997.


                                       Number of
                                   Shares Underlying
Non-Employee Director                 Options (#)            Exercise Price ($)
---------------------              -----------------         ------------------

Frederick H. Hoar..............       20,000                     $1.56

Jason Pavona...................       40,000                     $3.50


                             EMPLOYMENT AGREEMENTS

   The Company entered into a three-year employment agreement with Anthony LaPine, which became effective on May 1, 1996, and was extended to May 1, 2004. As the Company's CEO, Anthony LaPine receives a base salary of $240,000 per year, plus discretionary increases in conformity with the Company's standard review procedure. In addition, to his base salary, Mr. LaPine shall be paid an annual bonus during the term of the agreement in an amount equal to 86 % of the base salary, provided there is satisfactory achievement of agreed upon performance goals. Mr. LaPine will also be given a car allowance that is not to exceed $1,000 a month. Mr. LaPine receives full health, dental, vision, and disability insurance. If the Company terminates Mr. LaPine's employment agreement prior to May 1, 2004 for reasons other than disability, or if Mr. LaPine terminates the agreement for "good reason" as defined in the agreement, the Company is mandated to continue paying the salary and other benefits for the duration of the term.

   Concurrently with the execution of the employment agreement, Mr. LaPine entered into a Stock Purchase Agreement pursuant to which he purchased 2,000,000 shares of the Common Stock of Datalink Communications Corporation (which were later exchanged for 2,000,000 shares of the Company's Common Stock), and as payment therefor Mr. LaPine executed a non-recourse promissory note in the amount of $1,500,000. The note bears interest at 5% per annum and the principal plus interest are due on or before April 1, 2001. As security for the note, Mr. LaPine granted the Company a security interest in the 2,000,000 shares of Common Stock.

   The Board of Directors has agreed that no bonuses will be paid to Mr. LaPine until the Company has four consecutive profitable quarters. The performance goals for Mr. LaPine will be established by the compensation committee.

                               EMPLOYEE WARRANTS

   In addition to the stock options granted under the Company's Employee Stock Option Plan, in August 1997, the Board of Directors approved the issuance of warrants to Anthony N. LaPine and Nicholas R. Miller as of the initial closing date of the Company's recent private offering. Mr. LaPine received warrants to purchase 400,000 shares of Common Stock at $1.875 per share. These vest over a three-year period in equal installments of one-third of the total shares on each anniversary of the date of grant, and expire five years from the closing date of the Company's recent private offering. Mr. Miller received warrants to purchase 400,000 shares of Common Stock at $1.875 per share. Of these warrants, 300,000 have been terminated and the remaining 100,000 will vest over a three-year period in equal installments of one-third of such number on each anniversary of the date of grant. These warrants also expire five years from the closing date of the private offering. The above warrants were approved pursuant to the requirements of the Company's letter of intent with the Placement Agent.

   On December 1, 1999, the Company issued warrants to purchase 300,000 shares of common stock at $2.375 per share to the Chief Executive Officer.

                             SHAREHOLDER PROPOSALS

   If you intend to propose any matter for action at our 2001 Annual Meeting of Stockholders and wish to have the proposal included in our proxy statement, you must submit your proposal to the Secretary of Datalink.net at 1735 Technology Drive, Suite 790, San Jose, California 95110, on or before March 15, 2001, not later than 5:00 p.m. Pacific Standard Time. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Only then can we consider your proposal for inclusion in our proxy statement and proxy relating to the 2001 Annual Meeting. We will be able to use proxies you give us for the next year's meeting to vote for or against any shareholder proposal that is not included in the proxy statement at our discretion unless the proposal is submitted to us on or before March 15, 2001.


                                        Anthony N. Lapine, President


San Jose, California
December 11, 2000

                               PROXY CARD TO COME